                                                                        April 2, 2012

Dreyfus Bond Funds, Inc. -Dreyfus Municipal Bond Fund
Dreyfus Intermediate Municipal Bond Fund, Inc.
Dreyfus Massachusetts Municipal Money Market Fund
Dreyfus New Jersey Municipal Money Market Fund

Dreyfus Municipal Funds, Inc.

-Dreyfus Basic Municipal Money Market Fund

-Dreyfus Basic New Jersey Municipal Money Market Fund

-Dreyfus High Yield Municipal Bond Fund

-Dreyfus AMT-Free Municipal Bond Fund

Dreyfus Municipal Money Market Fund, Inc.
Dreyfus New York AMT-Free Municipal Money Market Fund
Dreyfus Pennsylvania Municipal Money Market Fund
Dreyfus New York Tax-Exempt Bond Fund, Inc.
Dreyfus Premier California AMT-Free Municipal Bond Fund, Inc.
Dreyfus Premier GNMA Fund, Inc. -Dreyfus GNMA Fund
Dreyfus Stock Funds -Dreyfus International Equity Fund -Dreyfus Small Cap Equity Fund

Strategic Funds, Inc.

-Dreyfus Conservative Allocation Fund

-Dreyfus Moderate Allocation Fund

-Dreyfus Growth Allocation Fund

-Dreyfus Select Managers Small Cap Growth Fund

-Dreyfus Select Managers Small Cap Value Fund

-Dreyfus U.S. Equity Fund

-Global Stock Fund

-International Stock Fund

The Statement of Additional Information for the funds listed above, dated September 1, 2011, as revised or amended October 1, 2011, January 1, 2012, February 1, 2012 and April 1, 2012 is effective only with respect to these funds, notwithstanding information appearing therein that relates to other funds, which information is of no effect.  Information on such other funds may be obtained by calling your financial adviser, or writing to a fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visiting www.dreyfus.com  or calling at 1-800-DREYFUS (516-794-5452 outside the U.S.).